SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 20, 1999


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-04                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1998-FF3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 1998 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LP, as servicer, and The Chase Manhattan Bank, as trustee (the Trustee). On July 20, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 20, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    July 30, 1999               By:  /s/ Thomas Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         July 20, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on July 20, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1998-FF3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           07/20/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
                      ORIGINAL        BEGINNING                                       REALIZED                      ENDING
                     CERTIFICATE     CERTIFICATE     PRINCIPAL          INTEREST        LOSS        TOTAL         CERTIFICATE
  CLASS  CUSIP #       BALANCE         BALANCE     DISTRIBUTION     DISTRIBUTION     REDUCTION   DISTRIBUTION        BALANCE

-----------------------------------------------------------------------------------------------------------------------------------


  A   589929TE8  225,255,000.00  213,316,532.04   3,309,811.76       956,065.44        0.00     4,265,877.20      210,006,720.28
 M-1  589929TF5   15,670,000.00   15,670,000.00           0.00        77,300.44        0.00        77,300.44       15,670,000.00
 M-2  589929TG3   12,405,000.00   12,405,000.00           0.00        63,192.71        0.00        63,192.71       12,405,000.00
  B   589929TH1    7,835,000.00    7,835,000.00           0.00        49,064.24        0.00        49,064.24        7,835,000.00
 R-2     N/A           N/A             N/A            N/A                  0.00       N/A               N/A                N/A

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL            261,165,000.00  249,226,532.04   3,309,811.76     1,145,622.82        0.00     4,455,434.58      245,916,720.28
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                        ORIGINAL     BEGINNING                                                   ENDING
                        NOTIONAL     NOTIONAL        PRINCIPAL      INTEREST       TOTAL         NOTIONAL
  CLASS   CUSIP #       BALANCE      BALANCE        DISTRIBUTION    DISTRIBUTION  DISTRIBUTION   BALANCE
--------------------------------------------------------------------------------------------------------------

   BB       N/A     14,750,000.00   11,436,856.94    625,140.73       52,418.93  677,559.66    10,811,716.21

--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000


                          PRINCIPAL     INTEREST       END. CERT.      PASS-THRU
  CLASS      CUSIP #    DISTRIBUTION  DISTRIBUTION      BALANCE          RATE

--------------------------------------------------------------------------------

    A       589929TE8     14.69362172   4.24436944    932.30658711   5.56375000%
   M-1      589929TF5      0.00000000   4.93302083   1000.00000000   6.12375000%
   M-2      589929TG3      0.00000000   5.09413194   1000.00000000   6.32375000%
    B       589929TH1      0.00000000   6.26218750   1000.00000000   7.77375000%
   BB          N/A        42.38242229   3.55382576    732.99770896   5.50000000%
   R-2         N/A           N/A          N/A             N/A           N/A
--------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                KIMBERLY COSTA
                        THE CHASE MANHATTAN BANK - ASPG
                        450 WEST 33RD STREET, 15TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3247
                     ---------------------------------------

                           LITTON LOAN SERVICING, INC.
                                    SERVICER                                        (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK





 ----------------------------------------------------------------------------------------------------------------------------------
                                   MERRILL LYNCH MORTGAGE INVESTORS, INC.
                             MORTGAGE LOAN ASSET BACKED CERTIFICATES SERIES 1998-FF3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           07/20/99                                                                                     PAGE #       2


--------------------------------------------------------------------------------
Class  Interest     Basis           Unpaid          Applied          Applied
         Carry       Risk          Realized         Realized         Realized
       Forward     Shortfall      Loss Amount      Loss Amount     Amortization
        Amount                                                        Amount
--------------------------------------------------------------------------------

  A      0.00        0.00             N/A              N/A              N/A
 M-1     0.00        0.00             0.00             0.00            0.00
 M-2     0.00        0.00             0.00             0.00            0.00
  B      0.00        0.00             0.00             0.00            0.00

--------------------------------------------------------------------------------


       Class X Distribution Amount                         0.00

       Interest Distribution Amount                1,145,622.82

       Principal Distribution Amount               3,309,811.76

       Monthly Excess Cashflow Amount                677,559.66

       Extra Principal Cashflow Amount                     0.00

       Monthly Excess Interest Amount                677,559.66

       Targeted Overcollateralization Amount       4,246,585.76

       Overcollateralization Amount                4,246,609.69

       Overcollateralization Deficiency                    0.00

       Overcollateral Release Amount                       0.00

       Servicing Compensation                        105,613.68

       Current Advances                              475,335.95



Mortgage Loan Information
       Loan Count                                                                    1751
       Beginning Stated Principal Balance of the Mortgage Loans                    253,473,141.73
       Ending Stated Principal Balance of the Mortgage Loans                       250,163,329.97
       Principal and Interest Collected                                              5,213,244.05
       Weighted Average Remaining Term                                                 349.000
       Weighted Average Mortgage Rate                                                   9.0113%
       Aggregate Amount of Prepayments                                               3,156,374.65
       Aggregate Amount of Realized Losses                                                   0.00
       Prepayment Interest Shortfall Amt not covered by servicer                             0.00
       Relief Act Interest Shortfalls                                                        0.00
       Extraordinary Trust Fund Expenses                                                     0.00
       Unpaid Principal Balance of a Substituted Loan                                        0.00
       Prepayment Penalties                                                             28,109.83




Delinquency Information

       Delinquency                                     Principal
       Listing     Category     Number of Loans         Balance
                 ------------------------------------------------

                 30 days past due     147         18,692,571.83
                 60 days past due      43          5,726,439.05
                 90 + days past due    16          1,972,154.47
                 Loans in Foreclosure  25          4,067,176.44
                 Bankruptcy             5            772,935.39

                 ------------------------------------------------


       REO
       Information
                   Loan Number  Principal Balance    Book Value
                 ------------------------------------------------




                 ------------------------------------------------



       The Three-month Rolling Average of 60+              6.64%
       Day Delinquent Loan



                           LITTON LOAN SERVICING, INC.
                                    SERVICER                                        (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK
